Offerings - Offering: 1	Sep. 02, 2025 USD ($)
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Class A common shares, par value US$0.001 per share
Maximum Aggregate Offering Price	$ 40,000,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 6,124
Offering Note
(1)
Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(a) of the Securities Act of 1933, as amended. Given that there is no proposed maximum offering price per share of Class A Common Share, the registrant calculates the proposed maximum aggregate offering price, by analogy to Rule 457(f)(2), based on the book value of the Class A Common Shares the registrant registers, which will be calculated from its unaudited pro forma audited balance sheet as of     . Given that the registrant’s shares of Class A Common Shares are not traded on an exchange or over-the-counter,
the registrant did not use the market prices of its Class A Common Shares in accordance with Rule 457(c).